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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 17, 2004
                Date of report (Date of earliest event reported)

                            Sotheby's Holdings, Inc.
             (Exact name of registrant as specified in its charter)

        Michigan                   1-9750                   38-2478409
        --------                   ------                   ----------
    (State or other             (Commission              (I.R.S. Employer
    jurisdiction of             File Number)            Identification No.)
    incorporation or
      organization)

   38500 Woodward Avenue, Suite 100
   Bloomfield Hills, Michigan                                 48303
   --------------------------------                           -----
(Address of principal executive offices)                    (Zip Code)

                                 (248) 646-2400
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On December 17, 2004, pursuant to the applicable provisions of Michigan law, Allen Questrom, the former Chairman and Chief Executive Officer of J.C. Penney Company, was elected director of Sotheby's Holdings, Inc. by a majority of the Directors who were elected at the last Annual Meeting of Shareholders by the holders of the Company's Class B Common Stock. The press release announcing the appointment of Allen Questrom as director of Sotheby's Holdings, Inc. is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)     Exhibits

        99.1 Press release announcing the election of Allen Questrom as director of Sotheby's Holdings, Inc.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            SOTHEBY'S HOLDINGS, INC.


                                            By:   /s/ Michael L. Gillis
                                                  ---------------------

                                                  Michael L. Gillis
                                                  Senior Vice President,
                                                  Controller and Chief
                                                  Accounting Officer

                                            Date: December 17, 2004
                                                  -----------------